American Century Capital Portfolios, Inc.
PROSPECTUS SUPPLEMENT

SMALL CAP VALUE FUND * EQUITY INCOME FUND
REAL ESTATE FUND

Supplement dated February 3, 2003 * Prospectus dated July 31, 2002
                                    (Advisor Class and C Class)

The following replaces footnote 1 to the Shareholder fees chart on page 7 of the
Advisor/C Class prospectus.

      (1)  The deferred sales charge is contingent on the length of time you have owned your shares. The charge is 1.00% during the first year after purchase and is eliminated thereafter.

The first C Class chart under the heading Example on page 8 of the Advisor/C
Class prospectus is deleted. The sentence immediately following it is also deleted.

The following paragraph replaces the Minimum Initial Investment Amounts chart on page 18 of the Advisor/C Class prospectus.

      To open an account, the minimum initial investments are $2,000 for a
      Coverdell Education Savings Account (CESA, formerly an Education IRA), and
      $2,500 for all other accounts. Purchase orders for C Class shares are limited to amounts less than $1,000,000.

The following replaces the first paragraph under Redemptions on page 19 of the
Advisor/C Class prospectus.

      If you sell your C Class shares within 12 months of their purchase, you will pay a sales charge the amount of which is contingent upon the length of time you have held your shares.

The following sections are inserted immediately following the section Redemption of Shares in Low-Balance Accounts on page 20 of the Advisor/C Class prospectus.

      Calculation of CDSC

      C Class shares are sold at their net asset value without an initial sales charge. However, if you redeem your shares within 12 months of purchase you will pay a CDSC of 1.00% of the original purchase price or the current market value at redemption, whichever is less.

      The CDSC will not be charged on shares acquired through reinvestment of dividends or distributions or increases in the net asset value of shares.

      To minimize the amount of the CDSC you may pay when you redeem shares, the fund will first redeem shares acquired through reinvested dividends and capital gain distributions, which are not subject to a CDSC.  Shares that have been in your account long enough that they are not subject to a CDSC are redeemed next.  For any remaining redemption amount, shares will be sold in the order they were purchased (earliest to latest).

     CDSC Waivers

     Any applicable contingent deferred sales charge may be waived in the following cases:

     * redemptions through systematic withdrawal plans not exceeding 12%
       annually of the lesser of the original purchase cost or current market value

     * distributions from IRAs due to attainment of age 59-1/2

     * required minimum distributions from retirement accounts upon reaching age
       70-1/2

     * tax-free returns of excess contributions to IRAs

     * redemptions due to death or post-purchase disability

     * exchanges, unless the shares acquired by exchange are redeemed within the original CDSC period

     * if no broker was compensated for the sale

The section Contingent Deferred Sales Charge on page 24 of the Advisor/C Class prospectus is deleted.

SH-SPL-33222  0302